PROSPECTUS
SEPTEMBER 28, 2004

                               BADGLEY FUNDS, INC.

                               BADGLEY GROWTH FUND                       [LOGO]
                              BADGLEY BALANCED FUND

                                  P.O. BOX 701
                         MILWAUKEE, WISCONSIN 53201-0701
                                  1-877-BADGLEY
                              WWW.BADGLEYFUNDS.COM

         The investment objective of the Badgley Growth Fund (the "Badgley Growth Fund") is long-term capital appreciation. The investment objective of the Badgley Balanced Fund (the "Badgley Balanced Fund") is long-term capital appreciation and income. The Badgley Growth Fund and Badgley Balanced Fund each invest primarily in common stocks and the Badgley Balanced Fund also invests in investment grade bonds and other fixed income securities. Each Fund's common stock investments are made based on long-term growth potential which may result in lower turnover, transaction costs and capital gains distributions.

         This Prospectus contains information you should consider before you invest in one or more of the Funds. Please read it carefully and keep it for future reference.

                              --------------------

         THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         In deciding whether to invest in one or more of the Funds, you should rely only on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Funds have not authorized others to provide additional information. The Funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.



                             -----------------------



                                TABLE OF CONTENTS

                                                                        PAGE NO.


HIGHLIGHTS AND RISKS...........................................................1

PERFORMANCE INFORMATION........................................................2

FEES AND EXPENSES OF THE FUNDS.................................................4

INVESTMENT OBJECTIVES..........................................................6

HOW THE FUNDS INVEST...........................................................6

FUND MANAGEMENT................................................................8

HOW TO PURCHASE SHARES.........................................................9

HOW TO REDEEM SHARES..........................................................11

VALUATION OF FUND SHARES......................................................13

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN...................................13

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT......................14

FINANCIAL HIGHLIGHTS..........................................................15

ADDITIONAL INFORMATION........................................................17

                              HIGHLIGHTS AND RISKS

WHAT ARE THE GOALS OF EACH FUND?

         The Badgley Growth Fund's goal is long-term capital appreciation. The Badgley Balanced Fund's goal is long-term capital appreciation and income (i.e., risk-adjusted total return). These goals are sometimes referred to as the Funds' investment objectives. For more information, see "Investment Objectives" and "How the Funds Invest."

WHAT WILL THE FUNDS INVEST IN?

         The Funds invest primarily in companies with medium-to-large market capitalizations. The Badgley Growth Fund primarily invests in common stocks. The Badgley Balanced Fund primarily invests in common stocks and investment grade bonds and other fixed income securities. In trying to achieve the Funds' goals, Badgley, Phelps and Bell, Inc. (the "Adviser") selects stocks that the Adviser believes have the potential to grow revenues, earnings and dividends in excess of the Standard & Poor's 500 Stock Index (the "S&P 500") over a three- to five-year time period. The Adviser generally purchases common stocks with a longer-term investment horizon, which may result in lower turnover, transaction costs and capital gains distributions. The Adviser generally sells common stocks that the Adviser believes show deteriorating fundamentals or are overvalued. The Adviser generally sells bonds that fall below the Badgley Balanced Fund's credit quality standards. For more information, see "How the Funds Invest."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

         The main risks of investing in one or more of the Funds are:

         o  Stock Market Risk:           The Funds are subject to stock  market
                                         risks and significant fluctuations in
                                         value. If the stock market declines in
                                         value, the Funds are likely to decline
                                         in value. Increases or decreases in
                                         value of stocks are generally greater
                                         than for bonds or other debt
                                         investments.

         o  Stock Selection Risk:        The stocks selected by the Adviser may
                                         decline in value or not increase in
                                         value when the stock market in general
                                         is rising.

         In addition, the Badgley Balanced Fund is subject to the following risks:

         o  Bond Market Risk:            The Badgley Balanced Fund is subject to
                                         market risks associated with fixed
                                         income investments. If interest rates
                                         rise, bond prices in general are likely
                                         to decline over short or even extended
                                         periods.

         o  Credit Risk:                 Individual issues of fixed income
                                         securities may be subject to the credit
                                         risk of the issuer.

         Neither Fund can guarantee that it will achieve its goal. You should be aware that you may lose money by investing in the Badgley Growth Fund or the Badgley Balanced Fund.

IS THE BADGLEY GROWTH FUND OR THE BADGLEY BALANCED FUND AN APPROPRIATE INVESTMENT FOR ME?

         The Funds are suitable for long-term investors only. The Funds are not short-term investment vehicles.

         An investment in the Badgley Growth Fund may be appropriate if:

         o     your goal is long-term capital appreciation;

         o     you do not require current income from this investment; and

         o you are willing to accept short-term to intermediate-term fluctuations in value to seek possible higher long-term returns.

         An investment in the Badgley Balanced Fund may be appropriate if:

         o     your goal is long-term capital appreciation and income;

         o you want to receive a moderate level of current income from this investment; and

         o you are willing to accept some short-term to intermediate-term fluctuations in value to seek possible higher long-term returns.

                             PERFORMANCE INFORMATION

         The performance information that follows gives some indication of the risks of investing in each Fund by comparing the Fund's performance with a broad measure of market performance. Please remember that a Fund's past performance does not reflect how the Fund may perform in the future.

                      1999-2003 CALENDAR YEAR TOTAL RETURN

             BADGLEY GROWTH FUND                                       BADGLEY BALANCED FUND
             -------------------                                       ---------------------

INSERT BAR CHART - 1999  20.64%; 2000  5.73%; 2001           INSERT BAR CHART - 1999  9.12%; 2000  8.20%; 2001
-21.01%; 2002  -22.21%; 2003  17.74%                         -7.45%; 2002  -7.16%; 2003  10.57%

-----------------                                            -----------------
The Badgley Growth Fund's year-to-date total return          The Badgley Balanced Fund's year-to-date total return
through June 30, 2004 is 5.39%.                              through June 30, 2004 is 2.54%.


                        BEST AND WORST QUARTERLY RETURNS
                        --------------------------------

                        (DURING 1999-2003 CALENDAR YEARS)
                        ---------------------------------

        BADGLEY GROWTH FUND                          BADGLEY BALANCED FUND
        -------------------                          ---------------------

       BEST             WORST                        BEST             WORST

      15.03 %           -17.76%                       7.24%           -8.05%

     (Fourth             (First                     (Fourth           (First
   Quarter 1999)      Quarter 2001)               Quarter 1999)    Quarter 2001)



                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2003

                                                                    1 YEAR           5 YEARS        SINCE INCEPTION*
                                                                    ------           -------        ----------------
BADGLEY GROWTH FUND

Return Before Taxes                                                 17.74%            -1.60%             0.11%

Return After Taxes on Distribution                                 17.74%(1)        -1.60%(1)           0.08%(1)

Return After Taxes on Distribution and Sale of Fund Shares       11.53%(1)(2)      -1.35%(1)(2)       0.08%(1)(2)

BADGLEY BALANCED FUND

Return Before Taxes                                                 10.57%            2.32%              3.39%

Return After Taxes on Distribution                                 10.06%(1)         1.62%(1)           2.65%(1)

Return After Taxes on Distribution and Sale of Fund Shares        6.94(1)(2)        1.55(1)(2)        2.45%(1)(2)

S&P 500 Index (3)                                                   28.68%            -0.57%            1.17%(5)

Lehman Brothers Government/Credit Intermediate Index (4)             4.31%            6.65%             6.94%(5)

------------

(*)      The Funds commenced operations on June 25, 1998.

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)      Calculated assuming taxpayer has sufficient offsetting capital gains.

(3) The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

(4) The Lehman Brothers Government/Credit Intermediate Index is an unmanaged market value-weighted index composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). All issues have maturities between one and ten years and an outstanding par value of at least $150 million.

(5) For the period June 25, 1998 through June 30, 1998, the returns for the S&P 500 Index and the Lehman Brothers Government/Credit Intermediate Index were calculated by prorating the total return for June 30, 1998.

                         FEES AND EXPENSES OF THE FUNDS

         The following table describes the fees and expenses that you may pay if you buy and hold shares of one or more of the Funds.


SHAREHOLDERS FEES (fees paid directly from your investment)
                                                                                 BADGLEY        BADGLEY
                                                                               GROWTH FUND   BALANCED FUND

     Maximum Sales Charge (Load) Imposed on Purchases.......................      None            None
     Maximum Deferred Sales Charge (Load)...................................      None            None
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends............      None            None
     Redemption Fee.........................................................      None            None
     Exchange Fee...........................................................      None            None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
                                                                                 BADGLEY        BADGLEY
                                                                               GROWTH FUND   BALANCED FUND

     Management Fees........................................................      1.00%          0.90%
     Distribution and Service (12b-1) Fees(1)...............................      0.25%          0.16%
     Other Expenses(2)......................................................      1.26%          0.71%
     Total Annual Fund Operating Expenses(2)................................      2.51%          1.77%
     Fee Waiver/Expense Reimbursement(2)....................................     -1.01%         -0.47%
     Net Expenses...........................................................      1.50%          1.30%

------------

(1) The Funds have adopted an amended and restated plan of distribution under Rule 12b-1 allowing for the reimbursement or payment of distribution and marketing expenses in any amount not to exceed an annual rate of 0.25% of each Fund's average daily net assets. The distribution fees reflected in the table are estimates for the upcoming fiscal year based on the amended and restated plan of distribution effective in July 2004. Long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by The National Association of Securities Dealers, Inc. See "Distribution and Shareholder Servicing Plan."

(2) The Adviser has contractually agreed to waive its fee and/or reimburse the Funds' other expenses to the extent necessary to ensure that the Badgley Growth Fund's total operating expenses do not exceed 1.50% of its average daily net assets and that the Badgley Balanced Fund's total operating expenses do not exceed 1.30% of its average daily net assets until September 30, 2005. After such date, the total operating expense limitations may be terminated or revised at any time. Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For additional information, see "Fund Management." These expenses are as of May 31, 2004.

                                     EXAMPLE

         The following Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

                           1 YEAR        3 YEARS       5 YEARS     10 YEARS
                           ------        -------       -------     --------
Badgley Growth Fund         $153          $685         $1,245       $2,770
Badgley Balanced Fund       $132          $511           $915       $2,045


                              INVESTMENT OBJECTIVES

         The Badgley Growth Fund's investment objective is long-term capital appreciation. The Badgley Balanced Fund's investment objective is long-term capital appreciation and income (i.e., risk-adjusted total return).

                              HOW THE FUNDS INVEST

BADGLEY GROWTH FUND

         The Badgley Growth Fund seeks to achieve its investment objective by investing primarily in common stocks of companies with medium to large capitalizations. The Badgley Growth Fund typically invests in companies with market capitalizations of $2.0 billion or more.

         The Badgley Growth Fund will focus on equity securities of companies that the Adviser believes have superior growth prospects relative to the S&P
500. In identifying equity securities for the Badgley Growth Fund, the Adviser generally evaluates the fundamental prospects for each company using both internal and external research. In compiling its internal research, the Adviser uses a number of research sources, including industry resources, the management of companies and other institutional providers. In the research process, the Adviser reviews certain fundamental attributes that it believes a security should have for investment in it, including:

         o Consistent and predictable growth characteristics (growing revenues, earnings and dividends);

         o Low financial risk, which includes low debt and lease obligations and strong cash flow;

         o     Market dominance;

         o     Significant barriers to entry; and

         o     Strong management.

         The Adviser also considers its ability to effectively analyze and follow the industry in which the company participates and the company's particular business. Finally, the Adviser values companies by considering the relationship between the earnings per share growth rate of a company and its price to earnings ratio, and by considering the range of a company's historical relative price to earnings ratio.

         The Badgley Growth Fund holds securities for an extended time, which may result in lower turnover, transaction costs and capital gains distributions. The Badgley Growth Fund sells a security when the Adviser believes it shows deteriorating fundamentals or is overvalued or to change the weighting of a security or a sector.

         Under normal circumstances, the Badgley Growth Fund expects to be fully invested in common stocks. Common stocks are units of ownership of a corporation.

         Although not part of its principal investment strategy, the Badgley Growth Fund may invest up to 15% of its net assets in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other foreign instruments. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. EDRs are European receipts evidencing a similar arrangement. Pending investment or to pay redemption requests and expenses, the Badgley Growth Fund may hold a portion of its assets in short-term, investment grade money market securities and cash. The Badgley Growth Fund may also invest a limited amount of assets in illiquid securities. See the Funds' SAI for additional information.

BADGLEY BALANCED FUND

         The Badgley Balanced Fund seeks to achieve its investment objective by investing primarily in common stocks and investment grade bonds and other fixed income securities. The Badgley Balanced Fund will focus on the securities of companies with medium-to-large market capitalizations with respect to equity and corporate debt securities investments. The Badgley Balanced Fund typically invests in companies with market capitalizations of $2.0 billion or more.

         In selecting equity securities for the Badgley Balanced Fund, the Adviser uses the same methods used for the Badgley Growth Fund as discussed above. In addition to equity securities, the Badgley Balanced Fund invests in investment grade bonds and other fixed income securities, including corporate and government securities, repurchase agreements and mortgage-backed securities. The Badgley Balanced Fund will focus on intermediate-term investment grade bonds with an average dollar-weighted portfolio of three- to seven-year maturities with individual maturities ranging from one to 10 years.

         In identifying debt securities for the Badgley Balanced Fund, the Adviser generally conducts a relative value analysis. In the investment process, the Adviser reviews attributes that it believes a debt security should have for investment in it, including:

         o     Credit quality of investment grade or higher;

         o     Liquidity; and

         o     Relative value within the issue's specific sector.

         The Badgley Balanced Fund holds securities for an extended time, which may result in lower turnover, transaction costs and capital gains distributions. In selling equity securities for the Badgley Balanced Fund, the Adviser uses the same methods used for the Badgley Growth Fund as discussed above. The Badgley Balanced Fund sells a debt security when it falls below the Badgley Balanced Fund's credit quality standards or the Adviser identifies more attractive debt securities or to upgrade the Badgley Balanced Fund's overall yield, quality or liquidity.

         Under normal circumstances, the Badgley Balanced Fund invests at least 25% of its total assets in fixed income senior securities, including bonds, other debt securities and non-convertible preferred stocks. Debt securities are obligations of the issuer to pay interest and repay principal. Preferred stocks have rights senior to a company's common stock, but junior to a company's creditors and, if held by the Badgley Balanced Fund as a fixed income security, will generally pay a dividend.

         Although not part of its principal investment strategy, the Badgley Balanced Fund may invest up to 15% of its net assets in ADRs, EDRs or other foreign instruments. Pending investment or to pay redemption requests and expenses, the Badgley Balanced Fund may hold a portion of its assets in short-term, investment grade money market securities and cash. The Badgley Balanced Fund may also invest a limited amount of assets in illiquid securities. See the Funds' SAI for additional information.

                                 FUND MANAGEMENT

ADVISER

         Badgley, Phelps and Bell, Inc. (the "Adviser") is the investment adviser to the Funds. The Funds have entered into an Investment Advisory Agreement with the Adviser under which the Adviser manages each of the Fund's investments and business affairs, subject to the supervision of the Funds' Board of Directors. The Adviser, located at 1420 Fifth Avenue, Seattle, Washington 98101, is a Washington corporation founded in 1966. The Adviser is controlled by several of its officers. As of August 31, 2004, the Adviser managed approximately $1.4 billion for individual and institutional clients.

         Under the Investment Advisory Agreement, the Funds compensate the Adviser for its management services at the annual rate of 1.00% of the Badgley Growth Fund's average daily net assets and 0.90% of the Badgley Balanced Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. Pursuant to an agreement with the Funds, for the fiscal year ended May 31, 2004 the Adviser waived its management fee and reimbursed the Funds' other expenses so that the Badgley Growth Fund's total operating expenses (on an annual basis) did not exceed 1.50% of its average daily net assets and that the Badgley Balanced Fund's total operating expenses (on an annual basis) did not exceed 1.30% of its average daily net assets. The Adviser has agreed to continue this waiver and reimbursement agreement until September 30, 2005. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Fund operating expenses. Any waiver of fees or reimbursement of expenses will be made on a monthly basis and, with respect to the latter, will be paid to the Funds by reduction of the Adviser's fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for a Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. Any such waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory Agreement to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser will only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

         Under the Investment Advisory Agreement, the Adviser is responsible for management of each Fund's assets, as well as for portfolio transactions and brokerage.

         PORTFOLIO MANAGERS. The following individuals are co-managers of the
Funds:

         STEVEN C. PHELPS. Mr. Phelps graduated Phi Beta Kappa and magna cum laude from Williams College in 1983 with a degree in political economy and was subsequently awarded a Fulbright Scholarship at the University of Frankfurt, Germany for research on policy issues relating to international monetary coordination. Mr. Phelps is the Chief Executive Officer of the Adviser and he has been a Director of the Adviser since 1990. Mr. Phelps joined the Adviser in 1986 after working for two years with PACCAR, Inc. as a finance analyst and as an independent researcher on the economics of the transportation industry. Mr. Phelps is a Chartered Financial Analyst and a Chartered Investment Counselor.

         MITZI W. CARLETTI. Ms. Carletti received a Bachelor of Arts degree with honors from the University of Puget Sound in 1978. Prior to joining the Adviser as a portfolio manager in 1995, Ms. Carletti worked as a senior research analyst at Frank Russell Company, a pension fund consultant, from 1988 until 1995, and as a financial consultant with Merrill Lynch from 1979 to 1988.

         ROSS W. OHASHI. Mr. Ohashi received a Bachelor of Arts in Marketing and Masters of Business Administration in Finance from the University of Washington. Mr. Ohashi joined the Adviser as a portfolio manager in 2001. For over twenty years before joining the Adviser, Mr. Ohashi worked for Bank of America, most recently as Vice President and Senior Portfolio Manager at Bank of America Private Investments. Mr. Ohashi is a Chartered Financial Analyst and Chartered Financial Consultant.

         The following individual is also a co-manager of the Badgley Balanced Fund concentrating on the Badgley Balanced Fund's fixed income securities.

         CALVIN M. SPRANGER. Mr. Spranger received a Bachelor of Business Administration from the University of Wisconsin. He joined the Adviser in 2000 and currently oversees the management and trading of fixed income securities for both private capital and institutional clients including the Badgley Balanced Fund. Mr. Spranger is a member of the Adviser's Institutional Services Committee, which guides the investment process for all institutional accounts, and is a member of the Adviser's research team. Prior to joining the Adviser, Mr. Spranger worked as a member of the Fixed Income Sales Group of Dain Rauscher Corporation from 1998 to 2000 and as a Registered Representative with Olde Discount from 1997 to 1998. Mr. Spranger is a Chartered Financial Analyst.

CUSTODIAN

         U.S. Bank, N.A. ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the Funds' assets.

TRANSFER AGENT AND ADMINISTRATOR

         U.S. Bancorp Fund Services, LLC ("USBFS"), Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as transfer agent for the Funds (the "Transfer Agent") and as the Funds' administrator.

DISTRIBUTOR

         Rafferty Capital Markets, LLC, 59 Hilton Avenue, Suite 101, Garden City, NY 11530, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as distributor of each Fund's shares (the "Distributor"). The Distributor is not affiliated with the Adviser.

                             HOW TO PURCHASE SHARES

         Shares of the Funds may be purchased at net asset value (as defined below) through any dealer which has entered into a sales agreement with the Distributor, in its capacity as principal underwriter of shares of the Funds, or through the Distributor directly. The Transfer Agent may also accept purchases directly via check or wire, and will require an application to be completed in order to establish an account.

PURCHASE OF FUND SHARES

         Payment for Fund shares should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. The Fund will not accept payment in cash, including cashier's check or money orders, unless the cashier's check is in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The minimum initial investment in a Fund is $2,000. Subsequent investments of at least $250 may be made by mail or by wire. For investors using the Automatic Investment Plan, as described below, the minimum investment is $1,000 with a minimum monthly investment of $100. These minimums can be changed or waived by the Funds at any time. The Funds will waive the minimums for employees of the Adviser and their family members. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

NET ASSET VALUE

         Shares of the Funds are sold on a continual basis at the net asset value per share next computed following receipt of an order in proper form (as described below under "Initial Investment" and "Subsequent Investments") by a dealer, the Distributor or the Transfer Agent, as the case may be. Net asset value per share is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern Standard Time) on each day the New York Stock Exchange ("NYSE") is open. See "Valuation of Fund Shares."

INITIAL INVESTMENT - MINIMUM $2,000

         You may purchase Fund shares by completing a shareholder application and mailing it with a check made payable to "Badgley Funds, Inc." to your securities dealer, the Distributor or the Transfer Agent, as the case may be. The minimum initial investment is $2,000. If mailing to the Distributor or Transfer Agent, please send to the following address:

                 BY MAIL                              BY OVERNIGHT COURIER

        U.S. Bancorp Fund Services, LLC         U.S. Bancorp Fund Services, LLC
        P.O. Box 701                            Third Floor
        Milwaukee, Wisconsin 53201-0701         615 East Michigan Street
                                                Milwaukee, Wisconsin 53202

         The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent or a Fund. Do not mail letters by overnight courier to the post office box.

         If the securities dealer you have chosen to purchase Fund shares through has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place your order for the purchase of Fund shares. Purchases made through such dealers will be effected at the net asset value next determined after receipt by a Fund of the dealer's order to purchase shares. Such dealers may also charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

         If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by a Fund as a result. All applications to purchase Fund shares are subject to acceptance by a Fund and are not binding until so accepted. The Funds will not accept your application unless it is in good form and accompanied by a check or money order payable to "Badgley Funds, Inc." for at least the minimum investment amount. The Funds reserve the right to decline or accept a purchase order application in whole or in part.

WIRE PURCHASES

         You may also purchase Fund shares by wire. The following instructions should be followed when wiring funds to the Transfer Agent for the purchase of Fund shares:

                   Wire to:              U.S. Bank, N.A.
                   ABA Number:           075000022

                   Credit:               U.S. Bancorp Fund Services, LLC
                   Account:              112-952-137

                   Further Credit:       Badgley Funds, Inc.
                                         (shareholder account number)
                                         (shareholder name/account registration)

         Please call 1-877-BADGLEY (1-877-223-4539) prior to wiring funds in order to verify the proper wire instructions and ensure that the wire is properly applied. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

TELEPHONE PURCHASES

         The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option on your account, complete the appropriate section in the shareholder application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Transfer Agent. Purchases must be in amounts of $250 or more and may not be used for initial purchases of a Fund's shares. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH system prior to the close of regular trading on such date. Most transfers are completed within one business day. Subsequent investments may be made by calling 1-877-BADGLEY (1-877-223-4539).

PURCHASING SHARES THROUGH FINANCIAL INTERMEDIARIES

         If you purchase shares through a financial intermediary (such as a broker-dealer), certain features of a Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. You should consult your financial intermediary for more information regarding these matters. Certain financial intermediaries may charge you transaction fees for their services. You will not be charged these fees directly by a Fund if you purchase your Fund shares directly from the Fund without the intervention of a financial intermediary. Each Fund may, however, compensate financial intermediaries for assistance under the Funds' Distribution and Shareholder Servicing Plan (i.e., Rule 12b-1 plan) or otherwise. Certain broker-dealers for the Funds are authorized to designate other financial intermediaries to receive purchase and redemption orders on behalf of a Fund.

AUTOMATIC INVESTMENT PLAN - MINIMUM $1,000

         The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in one or more of the Funds from your bank checking or savings account. The minimum initial investment for investors using the AIP is $1,000 with a monthly minimum investment of $100. To establish the AIP, complete the appropriate section in the shareholder application. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Funds have the right to close an investor's account for failure to reach the minimum initial investment. For additional information on the AIP, please see the SAI.

INDIVIDUAL RETIREMENT ACCOUNTS

         You may invest in a Fund by establishing a tax-sheltered individual retirement account ("IRA"). The Funds offer the Traditional IRA, Roth IRA, SIMPLE IRA and SEP-IRA. For additional information on IRA options, please see the SAI.

COVERDELL EDUCATION SAVINGS ACCOUNT

         You may invest in a Fund by establishing a tax-sheltered Coverdell Education Savings Account.

SUBSEQUENT INVESTMENTS - MINIMUM $250

         Additions to your account may be made by mail or by wire. Any subsequent investment must be for at least $250. When making an additional purchase by mail, enclose a check payable to "Badgley Funds, Inc." and the Additional Investment Form provided on the lower portion of your account statement. Neither cash nor third-party checks will be accepted. To make an additional purchase by wire, please call 1-877-BADGLEY (1-877-223-4539) for complete wiring instructions.

                              HOW TO REDEEM SHARES

IN GENERAL

         You may request redemption of part or all of your Fund shares at any time at the next determined net asset value. See "Valuation of Fund Shares." No redemption request will become effective until a redemption request is received in proper form (as described below) by the Transfer Agent. You should contact the Transfer Agent for further information concerning redemption of Fund shares. A Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven days after receipt of a redemption request in good order. However, when a purchase has been made by check, a Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared, which may take up to 12 days.

         Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by a Fund of the broker's or dealer's instruction to redeem shares. Some brokers or dealers may charge a fee in connection with such redemptions.

         Investors who have an IRA must indicate on their redemption requests whether or not federal income tax should be withheld. Redemption requests failing to make an election will be subject to withholding.

         Your account may be terminated by the Funds on not less than 30 days' written notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $2,000. Upon any such termination, a check for the proceeds of redemption will be sent to you within seven days of the redemption.

WRITTEN REDEMPTION

         For most redemption requests, you need only furnish a written, unconditional request to redeem your shares at net asset value to the Transfer
Agent:

                BY MAIL                                BY OVERNIGHT COURIER

        U.S. Bancorp Fund Services, LLC         U.S. Bancorp Fund Services, LLC
        P.O. Box 701                            Third Floor
        Milwaukee, Wisconsin 53201-0701         615 East Michigan Street
                                                Milwaukee, Wisconsin 53202

Requests for redemption must (i) be signed exactly as the shares are registered, including the signature of each owner, and (ii) specify the number of shares or dollar amount to be redeemed. Redemption proceeds may be wired to a commercial bank. The Transfer Agent will charge a $15.00 service fee for wire transactions. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of redemption requests does not constitute receipt by the Transfer Agent or the Funds. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

TELEPHONE REDEMPTION

         You may also redeem your shares by calling the Transfer Agent at 1-877-BADGLEY (1-877-223-4539). Redemption requests by telephone are available for redemptions of $500 or more. Redemption requests for less than $500 must be in writing. In order to utilize this procedure, you must have previously elected this option on your shareholder application and the redemption proceeds must be mailed directly to you or transmitted to your predesignated account via wire or ACH transfer. Funds sent via ACH are automatically credited to your account within three business days. There is currently no charge for this service. To change the designated account, send a written request with signature(s) guaranteed to the Transfer Agent. To change the address, call the Transfer Agent or send a written request with signature(s) guaranteed to the Transfer Agent. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. No telephone redemption requests will be allowed within 15 days of such a change. The Funds reserve the right to limit the number of telephone redemptions you may make. Once made, telephone redemptions may not be modified or canceled.

         The Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine. These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephonic transactions and/or sending written confirmation of such transactions to investors. Assuming procedures such as the above have been followed, neither the Funds nor the Transfer Agent will be liable for any loss, cost or expense for acting upon an investor's instructions or for any unauthorized telephone redemption. The Funds reserve the right to refuse a telephone redemption request if so advised.

REDEEMING SHARES THROUGH FINANCIAL INTERMEDIARIES

         If you redeem shares through a financial intermediary (such as a broker-dealer), such financial intermediary may charge you transaction fees for their services. You will not be charged such fees if you redeem Fund shares directly through a Fund without the intervention of a financial intermediary.

SYSTEMATIC WITHDRAWAL PLAN

         The Systematic Withdrawal Plan ("SWP") allows you to make automatic withdrawals from your account at regular intervals. Redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to make a SWP payment, the remaining amount will be redeemed and the SWP will be terminated. Please see the SAI for more information.

SIGNATURE GUARANTEES

         A signature guarantee is required if redemption proceeds:

         o are paid to a person other than the registered owner(s) of the account; and

         o are to be mailed or wired to an address or bank account that is different from that currently on file with the Transfer Agent or has changed within the last 15 days.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, saving associations, credit unions, brokerage firms and others. Please note that a notary public stamp or seal is not acceptable.

EXCHANGE PRIVILEGE

         The Funds have established a program which permits Fund shareholders to exchange Fund shares for shares of any other Badgley Fund or for shares of the First American Money Market Funds. Please see the SAI for more information on the exchange privilege, including minimum exchange amounts and fees.

SHAREHOLDER IDENTIFICATION

         The Funds are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust, and other entity accounts require additional documentation. The Funds will return your application if any required information is missing, and may request additional information from you for verification purposes. In the rare event that the Funds are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's net asset value.

MARKET TIMER POLICY

         The Funds are not intended as vehicles for shareholders interested in short-term trading in Fund shares or market timing since such activities tend to result in additional portfolio turnover and costs to longer-term shareholders. Each Fund reserves the right to reject purchase orders from shareholders that appear to be market timers.

                            VALUATION OF FUND SHARES

         Net asset value is calculated by taking the value of a Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The net asset value per share is determined as of the close of trading (generally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Net asset value is not determined on days the NYSE is closed. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Funds.

                   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

         The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes each Fund to pay the Distributor and certain financial intermediaries (such as broker-dealers) who assist in distributing Fund shares or who provide shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of each Fund's average daily net assets (computed on an annual basis). To the extent expenses are incurred under the 12b-1 Plan, the 12b-1 Plan has the effect of increasing a Fund's expenses from what they would otherwise be. Because Rule 12b-1 fees are paid out of a Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors of a Fund more than paying other types of sales charges. For additional information on the 12b-1 Plan, please see the SAI.

            DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

         For federal income tax purposes, all dividends paid by the Funds and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by a Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. The Badgley Growth Fund expects that, because of its investment objective, its distributions will consist primarily of long-term capital gains. The Badgley Balanced Fund expects that, because of its investment objective, its distributions will consist primarily of long-term capital gains and ordinary income. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

         The Badgley Growth Fund intends to pay dividends from net investment income annually, and the Badgley Balanced Fund intends to pay dividends from net investment income quarterly. The Funds intend to distribute capital gains, if any, at least annually. When a dividend or capital gain is distributed, a Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. An investor may change an election by telephone, subject to certain limitations, by calling the Transfer Agent at 1-877-BADGLEY (1-877-223-4539).

         Investors who request to have dividends and/or capital gains in cash may have such amounts mailed or sent via electronic funds transfer ("EFT"). Transfers via EFT generally take up to three business days to reach the investor's bank account.

         If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

         If you do not furnish the Funds with your correct social security number or taxpayer identification number, the Funds are required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28%.

         An exchange of Fund shares for shares pursuant to the Funds' exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

         This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

                              FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.


                                                                    Badgley Growth Fund
                                       -------------------------------------------------------------------------------

                                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                       May 31, 2004    May 31, 2003    May 31, 2002    May 31, 2001    May 31, 2000
                                       ------------    ------------    ------------      --------       ------------
Net asset value, beginning of period.      $8.85          $10.31          $12.10          $13.23           $11.42
                                       ------------    ------------    ------------      --------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..................     (0.05)          (0.04)          (0.07)          (0.07)           (0.08)
Net realized and unrealized gain
(loss) on investments................      1.49           (1.42)          (1.72)          (1.06)            1.89
                                       ------------    ------------    ------------      --------       ------------
     Total from investment operations      1.44           (1.46)          (1.79)          (1.13)            1.81

LESS:
Distributions from net investment
income...............................        --              --             --                --            (0.00)(1)
                                       ------------    ------------    ------------      --------       ------------
Net asset value, end of period.......     $10.29          $8.85           $10.31          $12.10           $13.23
                                       ===========     ============    ============      ========       ============

     Total return....................     16.27%         -14.16%         -14.79%          -8.54%           15.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period............   $16,231,949    $16,678,147     $17,539,824      $18,784,323     $12,251,424
RATIO OF NET EXPENSES TO AVERAGE NET
ASSETS:
     Before expense reimbursement....      2.51%          2.43%           2.23%            2.33%           2.84%
     After expense reimbursement.....      1.50%          1.50%           1.50%            1.50%           1.50%
RATIO OF NET INVESTMENT LOSS TO
AVERAGE NET ASSETS:
     Before expense reimbursement....     (1.52)%        (1.42)%         (1.41)%          (1.57)%         (2.06)%
     After expense reimbursement.....     (0.51)%        (0.49)%         (0.68)%          (0.74)%         (0.72)%
Portfolio turnover rate..............     45.58%          29.52%          39.51%          27.21%           25.88%

-------------------------

(1) Dividend amount less than $(0.01) per share.



                                                                   Badgley Balanced Fund
                                       -------------------------------------------------------------------------------

                                        Year Ended      Year Ended      Year Ended      Year Ended       Year Ended
                                       May 31, 2004    May 31, 2003    May 31, 2002    May 31, 2001     May 31, 2000
                                      -------------- --------------- --------------- ---------------- ---------------
Net asset value, beginning of period.     $10.31          $10.65          $11.36          $11.47           $10.69
                                      -------------- --------------- --------------- ---------------- ---------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................      0.15            0.18            0.21            0.24             0.20
Net realized and unrealized gain
(loss) on investments................      0.59           (0.33)          (0.71)          (0.11)            0.78
                                      -------------- --------------- --------------- ---------------- ---------------
     Total from investment operations      0.74           (0.15)          (0.50)           0.13             0.98
                                      -------------- --------------- --------------- ---------------- ---------------

LESS:
Distributions from net investment
income...............................     (0.15)          (0.19)          (0.21)          (0.24)           (0.20)
Distributions from net realized gains        --            --               --            (0.00)(1)           --
                                      -------------- --------------- --------------- ---------------- ---------------
     Total dividends and                  (0.15)          (0.19)          (0.21)          (0.24)           (0.20)
                                      -------------- --------------- --------------- ---------------- ---------------
distributions........................
Net asset value, end of period.......    $10.90          $10.31          $10.65          $11.36           $11.47
                                      ============== =============== =============== ================= ==============

     Total return....................      7.25%          -1.33%          -4.44%           1.13%           9.23%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period............   $31,870,627    $29,195,847     $28,588,070      $30,017,183     $24,286,086
RATIO OF NET EXPENSES TO AVERAGE NET
ASSETS:
     Before expense reimbursement....      1.86%          1.82%           1.72%            1.80%           1.98%
     After expense reimbursement.....      1.30%          1.30%           1.30%            1.30%           1.30%
RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS:
     Before expense reimbursement....      0.86%          1.26%           1.48%            1.57%           1.24%
     After expense reimbursement.....      1.42%          1.78%           1.90%            2.07%           1.92%
Portfolio turnover rate..............     29.27%          32.08%          35.98%          35.70%           28.78%

-------------
(1) Dividend amount less than $(0.01) per share.

                             ADDITIONAL INFORMATION

HOUSEHOLDING

         The Funds seek to reduce costs and avoid duplicate mailings through householding. Householding means the Funds will send only one copy of financial reports, prospectuses and other regulatory materials to you. You may elect out of householding and receive mailings for each account by calling the Funds at 1-877-BADGLEY (1-877-223-4539) or writing the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DIRECTORS                                     CUSTODIAN

Graham S. Anderson                            U.S. BANK, N.A.
Frank S. Bayley                               425 Walnut Street
J. Kevin Callaghan                            Cincinnati, OH  54202
Victor E. Parker
Steven C. Phelps
Madelyn B. Smith

PRINCIPAL OFFICERS                            ADMINISTRATOR, TRANSFER AGENT
                                              AND DIVIDEND-DISBURSING AGENT
J. Kevin Callaghan, PRESIDENT
Lisa P.  Guzman,  TREASURER and SECRETARY     U.S. BANCORP FUND SERVICES, LLC
                                              Third Floor
                                              615 East Michigan Street
                                              Milwaukee, Wisconsin  53202

INVESTMENT ADVISER                            INDEPENDENT REGISTERED PUBLIC
                                              ACCOUNTING FIRM
BADGLEY, PHELPS AND BELL, INC.
1420 Fifth Avenue                             PRICEWATERHOUSECOOPERS LLP
Seattle, Washington  98101                    1300 SW Fifth Avenue, Suite 3100
www.badgley.com                               Portland, Oregon 97201

DISTRIBUTOR
                                              LEGAL COUNSEL
RAFFERTY CAPITAL MARKETS, LLC
59 Hilton Avenue, Suite 101                   KIRKLAND & ELLIS LLP
Garden City, New York  11530                  200 East Randolph Drive
                                              Chicago, Illinois 60601

         THE SAI CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS CONTAINED IN THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. THE FUNDS' ANNUAL REPORT PROVIDES A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THE LAST FISCAL YEAR. THE FUNDS' SAI, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS, ANNUAL REPORTS AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER NOTED ON THE COVER PAGE OF THIS PROSPECTUS OR AT WWW.BADGLEYFUNDS.COM. THESE DOCUMENTS MAY ALSO BE OBTAINED FROM CERTAIN FINANCIAL INTERMEDIARIES, INCLUDING THE DISTRIBUTOR, WHO PURCHASE AND SELL FUND SHARES. SHAREHOLDER INQUIRIES AND REQUESTS FOR OTHER INFORMATION ABOUT THE FUNDS CAN BE DIRECTED TO THE FUNDS AT THE ADDRESS, TOLL-FREE TELEPHONE NUMBER, OR WEBSITE ON THE COVER PAGE OF THIS PROSPECTUS.

         INFORMATION ABOUT THE FUNDS (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. PLEASE CALL THE SEC AT 1-202-942-8090 FOR INFORMATION RELATING TO THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT THE FUNDS ARE AVAILABLE ON THE EDGAR DATABASE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV OR UPON PAYMENT OF A DUPLICATING FEE, BY EMAILING OR WRITING THE PUBLIC REFERENCE ROOM OF THE SEC AT PUBLICINFO@SEC.GOV OR WASHINGTON, D.C. 20549-0102.

         THE FUNDS' 1940 ACT FILE NUMBER IS 811-08769.

                       STATEMENT OF ADDITIONAL INFORMATION

                               BADGLEY FUNDS, INC.

                               BADGLEY GROWTH FUND
                              BADGLEY BALANCED FUND

                                  P.O. Box 701
                         Milwaukee, Wisconsin 53201-0701
                                  1-877-BADGLEY
                              www.badgleyfunds.com

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the BADGLEY GROWTH FUND (the "Badgley Growth Fund") and the BADGLEY BALANCED FUND (the "Badgley Balanced Fund"), dated September 28, 2004. The Badgley Growth Fund and the Badgley Balanced Fund are each a series of the Badgley Funds, Inc. (the "Corporation").

         A copy of the Prospectus is available without charge upon request to the above-noted address, toll-free telephone number or website.

         The Funds' audited financial statements for the year ended May 31, 2004, are incorporated herein by reference to the Funds' Annual Report, which is available without charge upon request to the above-noted address, toll-free telephone number or website.





















      This Statement of Additional Information is dated September 28, 2004.

                                TABLE OF CONTENTS

                                                                        PAGE NO.


FUND ORGANIZATION.............................................................1

INVESTMENT RESTRICTIONS.......................................................1

IMPLEMENTATION OF INVESTMENT OBJECTIVES.......................................2

DIRECTORS AND OFFICERS.......................................................20

PRINCIPAL SHAREHOLDERS.......................................................24

CODE OF ETHICS...............................................................24

ANTI-MONEY LAUNDERING PROGRAM................................................24

PROXY VOTING.................................................................25

INVESTMENT ADVISER...........................................................25

FUND TRANSACTIONS AND BROKERAGE..............................................27

CUSTODIAN....................................................................28

TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT.................................28

ADMINISTRATOR................................................................28

DISTRIBUTOR AND PLAN OF DISTRIBUTION.........................................29

PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF SHARES.........................31

TAXATION OF THE FUNDS........................................................35

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................35

FINANCIAL STATEMENTS.........................................................35

APPENDIX .................................................................... i


         In deciding whether to invest in the Funds, you should rely on the information in this Statement of Additional Information and related Prospectus. The Funds have not authorized others to provide additional information. The Funds have not authorized the use of this Statement of Additional Information in any state or jurisdiction in which such offering may not legally be made.

                                FUND ORGANIZATION

         The Corporation is an open-end, diversified, management investment company, commonly referred to as a mutual fund. Each Fund is a series of common stock of the Corporation, a Maryland company incorporated on April 28, 1998. The Corporation is authorized to issue shares of common stock in series and classes. Each share of common stock of each Fund is entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distributions by the respective series and in the individual assets of the respective Fund in the event of liquidation. Each Fund bears its own expenses and the shareholders of each Fund have exclusive voting rights on matters pertaining to the Fund's Rule 12b-1 plan. No certificates will be issued for shares held in your account. You will, however, have full shareholder rights. Generally, the Corporation will not hold annual shareholders' meetings unless required by the 1940 Act or Maryland law. Shareholders have certain rights, including the right to call an annual meeting upon a vote of 10% of the Corporation's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business. The 1940 Act requires the Corporation to assist the shareholders in calling such a meeting.

                             INVESTMENT RESTRICTIONS

         The investment objective of the Badgley Growth Fund is to seek long-term capital appreciation. The investment objective of the Badgley Balanced Fund is to seek long-term capital appreciation and income (i.e., risk-adjusted total return). The following are the Funds' fundamental investment restrictions which cannot be changed without the approval of a majority of a Fund's outstanding voting securities. As used herein, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

Each Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the "1940 Act"), which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund's total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund's total assets. Each Fund may also borrow money from other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

         The following are each Fund's non-fundamental operating policies which may be changed by the Board of Directors without shareholder approval.

Each Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the "SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 10% of its net assets would be invested in illiquid securities.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act (the "CEA") and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Fund's net assets.

6. Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

         Except for the fundamental investment limitations listed above and each Fund's investment objective, the Funds' other investment policies are not fundamental and may be changed with approval of the Corporation's Board of Directors. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                     IMPLEMENTATION OF INVESTMENT OBJECTIVES

         The following information supplements the discussion of the Funds' investment objectives and strategies described in the Prospectus under the captions "Investment Objectives" and "How the Funds Invest."

ILLIQUID SECURITIES

         Each Fund may invest up to 10% of its respective net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), repurchase agreements with maturities in excess of seven days, and other securities that are not readily marketable. The Board of Directors of the Corporation, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, such as securities that may be resold to institutional investors under Rule 144A under the Securities Act, may be considered liquid under guidelines adopted by the Board of Directors. Each Fund may invest up to 5% of its respective net assets in such securities. However, investing in securities which may be resold pursuant to Rule 144A under the Securities Act could have the effect of increasing the level of a Fund's illiquidity to the extent that institutional investors become, for a time, uninterested in purchasing such securities.

         The Board of Directors has delegated to the Adviser the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for Rule 144A securities deemed to be liquid by the Adviser), the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

FIXED INCOME SECURITIES

         FIXED INCOME SECURITIES IN GENERAL. The Badgley Balanced Fund may invest a portion of its assets in a wide variety of fixed income securities, including bonds and other debt securities and non-convertible preferred stocks. Each Fund may hold a limited portion of its assets (generally not to exceed 15% of its total assets) in short-term money market securities. See "Temporary Strategies."

         Changes in market interest rates affect the value of fixed income securities. If interest rates increase, the value of fixed income securities generally decrease. Similarly, if interest rates decrease, the value of fixed income securities generally increase. Shares in the Badgley Balanced Fund are likely to fluctuate in a similar manner. In general, the longer the remaining maturity of a fixed income security, the greater its fluctuations in value based on interest rate changes. Longer-term fixed income securities generally pay a higher interest rate. The Badgley Balanced Fund invests in fixed income securities of varying maturities.

         Changes in the credit quality of the issuer also affect the value of fixed income securities. Lower-rated fixed income securities generally pay a higher interest rate. Although the Badgley Balanced Fund only invests in investment grade debt securities, the value of these securities may decrease due to changes in ratings over time.

         TYPES OF FIXED INCOME SECURITIES. The Badgley Balanced Fund may invest in the following types of fixed income securities:

         o     Corporate debt securities, including bonds, debentures and notes;

         o     U.S. government securities;

         o     Mortgage and asset-backed securities;

         o     Preferred stocks;

         o     Convertible securities;

         o     Commercial paper (including variable amount master demand notes);

         o Bank obligations, such as certificates of deposit, banker's acceptances and time deposits of domestic and foreign banks, domestic savings association and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Corporation); and

         o     Repurchase agreements.

         RATINGS. The Badgley Balanced Fund will limit investments in fixed income securities to those that are rated at the time of purchase as at least investment grade by at least one national rating organization, such as S&P or Moody's, or, if unrated, are determined to be of equivalent quality by the Adviser. Within the investment grade categories, the Badgley Balanced Fund will limit its purchases to the following criteria:

         o     U.S. government securities;

         o Bonds or bank obligations rated in one of the three highest categories (e.g., A- or higher by S&P) ;

         o Short-term notes rated in one of the two highest categories (e.g., SP-2 or higher by S&P) ;

         o Commercial paper or short-term bank obligations rated in one of the three highest categories (e.g., A-3 or higher by S&P) ; and

         o Repurchase agreements involving investment grade fixed income securities.

Investment grade fixed income securities are generally believed to have a lower degree of credit risk. If a security's rating falls below the above criteria, the Adviser will determine what action, if any, should be taken to ensure compliance with the Badgley Balanced Fund's investment objective and to ensure that the Badgley Balanced Fund will at no time have 5% or more of its net assets invested in non-investment grade debt securities. Additional information concerning securities ratings is contained in the Appendix.

         GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities may have different levels of government backing. U.S. Treasury obligations, such as Treasury bills, notes, and bonds are backed by the full faith and credit of the U.S. Treasury. Some U.S. government agency securities are also backed by the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA). Other U.S. government securities may be backed by the right of the agency to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Bank, or may be backed only by the credit of the agency. The U.S. government and its agencies and instrumentalities only guarantee the payment of principal and interest and not the market value of the securities. The market value of U.S. government securities will fluctuate based on interest rate changes and other market factors.

         MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

         Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

         The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be effected by a variety of economic and other factors. As a result, the yield on any mortgage- and asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Badgley Balanced Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Badgley Balanced Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Badgley Balanced Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, prepayments typically occur when interest rates are declining. As a result, any debt securities purchased by the Badgley Balanced Fund with such prepayment proceeds will likely be at a lower interest rate than the original investment.

         While many mortgage- and asset-backed securities are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class mortgage- and asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-mortgage- or asset-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Mortgage- and asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Badgley Balanced Fund may invest in such securities if such investment is otherwise consistent with its investment objectives, policies and restrictions.

         CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. The Adviser will limit investments in convertible debt securities to those that are rated at the time of purchase as investment grade by at least one national rating organization, such as S&P or Moody's, or, if unrated, are determined to be of equivalent quality by the Adviser. With respect to the Badgley Balanced Fund's investments in convertible securities, the Badgley Balanced Fund will only include that portion of convertible senior securities with fixed income characteristics in computing whether the Badgley Balanced Fund has at least 25% of its total assets in fixed income convertible securities.

         VARIABLE- OR FLOATING-RATE SECURITIES. The Badgley Balanced Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

         Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice, in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

         Variable-rate demand notes include master demand notes which are obligations that permit the Badgley Balanced Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Badgley Balanced Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, the Badgley Balanced Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Badgley Balanced Fund may invest in them only if the Adviser determines that at the time of investment other obligations are of comparable quality to the other obligations in which the Badgley Balanced Fund may invest.

         The Badgley Balanced Fund will not invest more than 10% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). See "Investment Policies and Techniques -- Illiquid Securities" and "Investment Restrictions." In addition, each variable- and floating-rate obligation must meet the credit quality requirements applicable to all the Badgley Balanced Fund's investments at the time of purchase. When determining whether such an obligation meets the Badgley Balanced Fund's credit quality requirements, the Badgley Balanced Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement. The Badgley Growth Fund may invest in such securities as described under "Temporary Strategies."

         REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks.

         REVERSE REPURCHASE AGREEMENTS. The Funds may, with respect to up to 5% of its net assets, engage in reverse repurchase agreements. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

TEMPORARY STRATEGIES

         Prior to investing the proceeds from sale of Fund shares and to meet ordinary daily cash needs, the Adviser may hold cash and/or invest all or a portion of the Fund's assets in money market instruments, which are short-term fixed income securities issued by private and governmental institutions and may include commercial paper, short-term U.S. government securities, repurchase agreements, banker's acceptances, certificates of deposit, time deposits and other short-term fixed-income securities. All money market instruments will be rated investment-grade.

DERIVATIVE INSTRUMENTS

         IN GENERAL. Although it does not currently intend to engage in derivative transactions, each Fund may invest up to 5% of its respective net assets in derivative instruments. Derivative instruments may be used for any lawful purpose consistent with a Fund's investment objective such as hedging or managing risk, but not for speculation. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

         A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

         An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

         A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

         HEDGING. A Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, the Fund's portfolio. Derivatives may also be used by a Fund to "lock-in" its realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         MANAGING RISK. A Fund may also use derivative instruments to manage the risks of the Fund's portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in a Fund's portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (I.E., stocks or bonds) would.

         EXCHANGE OR OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. Over-the-counter transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

         RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

         (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser's ability to predict movements of the securities, currencies, and commodities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Adviser's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Adviser will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

         (2) CREDIT RISK. A Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

         (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

         (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or is closed out. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

         (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

         (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

         GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         The Corporation has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the CEA, the notice of eligibility for the Funds includes representations that each Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. To the extent the Fund were to engage in derivative transactions, it will limit such transactions to no more than 5% of its net assets.

         The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging a Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of a Fund's assets, as defined under the 1940 Act, the SEC has stated that a Fund may use coverage or the segregation of a Fund's assets. The Funds will also set aside permissible liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         In some cases a Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Adviser may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).

         OPTIONS. A Fund may use options for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

         Each Fund may purchase (buy) and write (sell) put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

         The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         SPREAD TRANSACTIONS. A Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk, but not for speculation. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

         FUTURES CONTRACTS. A Fund may use futures contracts for any lawful purpose consistent with the Fund's investment objective such as hedging and managing risk but not for speculation. A Fund may enter into futures contracts, including interest rate, index, and currency futures. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices.

         To the extent required by regulatory authorities, the Funds may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin," consisting of cash, U.S. government securities or other liquid, high-grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transaction, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

         FOREIGN CURRENCIES. The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (I.E., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Funds' use of currency-related derivative instruments will be directly related to a Fund's current or anticipated portfolio securities, and the Funds may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on their portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely effect the value of the portfolio investment expressed in U.S. dollars.

         For example, a Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A Fund also might use currency-related derivative instruments when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges -- for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

         In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Adviser believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and the Adviser believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Adviser believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

         A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

         There is no systematic reporting of last sale information for currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

         Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that it may sustain a loss as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Funds will enter into transactions in currency-related derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

         Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will, in fact, be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, a Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, a Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Funds will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Funds will, in fact, be able to enter into such closing transactions.

         The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when the Adviser reasonably believes a liquid secondary market will exist for a particular option at any specific time.

         There will be a cost to the Funds of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. A Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         When required by the SEC guidelines, the Funds will set aside permissible liquid assets in segregated accounts or otherwise cover their respective potential obligations under currency-related derivatives instruments. To the extent a Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         The Adviser's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Adviser's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Adviser will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Adviser's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

         The Funds' dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Funds reserve the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Funds are not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Adviser. It should also be realized that use of these instruments does not eliminate, or protect against, price movements in the Funds' securities that are attributable to other (I.E., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

         SWAP AGREEMENTS. The Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with each Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Funds may also enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the particular Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account generally consisting of liquid assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated.

         The Funds will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above, the Adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The Adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

DEPOSITARY RECEIPTS

         Each Fund may invest up to 15% of its net assets in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of a Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

         ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. For example, a non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer, including reliable financial statements. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

         Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign countries are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends or interest; less extensive regulation of foreign brokers, securities markets, and issuers; costs incurred in conversions between currencies; possible delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investment. The value of a Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other political and economic conditions.

FOREIGN INVESTMENT COMPANIES

         The Funds may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Funds invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Funds do not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

HIGH-YIELD (HIGH-RISK) SECURITIES

         IN GENERAL. The Badgley Balanced Fund will invest in fixed income securities rated at the time of purchase as at lease investment grade by at least one nationally recognized statistical rating organization ("NRSROs"), such as S&P or Moody's. If a security's rating falls below the ratings criteria set forth in the Prospectus, the Adviser will determine what action, if any, should be taken to ensure compliance with the Badgley Balanced Fund's investment objective and to ensure that the Badgley Balanced Fund will at no time have 5% or more of its net assets invested in non-investment grade debt securities. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by S&P, Moody's and comparable ratings of other NRSROs;
(2) commercial paper rated as low as C by S&P, Not Prime by Moody's and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a description of the securities ratings.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market value of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Badgley Balanced Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Badgley Balanced Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Badgley Balanced Fund's net asset value. If the Badgley Balanced Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Badgley Balanced Fund may be forced to liquidate these securities as a substantial discount. Any such liquidation would force the Badgley Balanced Fund to sell the more liquid portion of its portfolio.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Badgley Balanced Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Badgley Balanced Fund.

         CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Badgley Balanced Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

         LIQUIDITY AND VALUATION. The Badgley Balanced Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Badgley Balanced Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Badgley Balanced Fund's asset value and ability to dispose of particular securities, when necessary to meet the Badgley Balanced Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Badgley Balanced Fund to obtain accurate market quotations for purposes of valuing the Badgley Balanced Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION.

         Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

WARRANTS

         Each Fund may invest in warrants, valued at the lower of cost or market value, if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES AGAINST THE BOX

         Each Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that a Fund owns or has the right to acquire, for delivery at a specified date in the future. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

                             DIRECTORS AND OFFICERS

         Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing its business and affairs. The directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below. Directors who are deemed "interested persons," as defined in the 1940 Act, are indicated below under the heading "Interested Directors." Directors who are not deemed to be "interested persons" are indicated below under the heading "Independent Directors."

INTERESTED DIRECTORS

------------------ -------------- ------------ -------------------------------------- ------------ -----------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                    TERM OF                                               IN
                                    OFFICE*                                              FUND
                     POSITION     AND LENGTH                                            COMPLEX         OTHER
                     WITH THE         OF           PRINCIPAL OCCUPATIONS DURING       OVERSEEN BY   DIRECTORSHIPS
  NAME AND AGE      CORPORATION   TIME SERVED              PAST 5 YEARS                DIRECTOR          HELD
------------------ -------------- ------------ -------------------------------------- ------------ -----------------
J. Kevin           President      Director     Mr. Callaghan  received a Bachelor of       2       Director,
Callaghan (47)**   and            Since 1998   Arts degree in economics  and finance               Badgley, Phelps
                   Director  of                from the  University  of Puget  Sound               and Bell, Inc.
                   Corporation                 in  1981.  Mr.   Callaghan  has  been
                                               with the Adviser since 1983 as a
                                               portfolio manager and is
                                               currently the Adviser's Chairman
                                               of the Board.
------------------ -------------- ------------ -------------------------------------- ------------ -----------------
Steven C.          Director and   Since 1998   Mr. Phelps  graduated magna cum laude       2       Director,
Phelps (43)**      Chairman of                 from Williams  College in 1983 with a               Badgley, Phelps
                   Corporation                 degree in  political  economy and was               and Bell, Inc.
                                               awarded a  Fulbright  Scholarship  at
                                               the    University    of    Frankfurt,
                                               Germany.   Mr.   Phelps   joined  the
                                               Adviser  in 1986  after  working  for
                                               two years  with  PACCAR,  Inc.  as an
                                               analyst  in the  treasury  department
                                               of the finance  subsidiary  and as an
                                               independent  researcher  in the field
                                               of  transportation   economics.   Mr.
                                               Phelps  is  a   Chartered   Financial
                                               Analyst,   a   Chartered   Investment
                                               Counselor,  and the  Chief  Executive
                                               Officer of the Adviser.
------------------ -------------- ------------ -------------------------------------- ------------ -----------------

*     Each director serves for an indefinite term.
**    This director is deemed an "interested  person," as defined in the 1940
      Act, due to his affiliation  with the Adviser.




                                      -20-


INDEPENDENT DIRECTORS

----------------- -------------- ------------ ------------------------------------- ------------ -------------------
  NAME AND AGE      POSITION       TERM OF        PRINCIPAL OCCUPATIONS DURING       NUMBER OF         OTHER
                                                                                    PORTFOLIOS
                                                                                        IN
                                   OFFICE*                                             FUND
                                 AND LENGTH                                           COMPLEX
                    WITH THE         OF                                             OVERSEEN BY
                   CORPORATION   TIME SERVED              PAST 5 YEARS               DIRECTOR    DIRECTORSHIPS HELD
----------------- -------------- ------------ ------------------------------------- ------------ -------------------
Frank S.            Director     Since 1998   Mr.  Bayley  earned  a  Bachelor  of       2       Director and
Bayley (65)                                   Arts  degree and a law  degree  from               Chairman, C.D.
                                              Harvard  University and is currently               Stimson Company;
                                              retired.  Mr. Bayley  was a  partner               Trustee,
                                              with   the  law   firm  of  Baker  &               AIM/INVESCO Funds
                                              McKenzie  from 1986 to mid-2001 and,
                                              thereafter,  of Counsel to such firm
                                              until  2004.  Mr.  Bayley  serves as
                                              director   and  chairman  of  C.  D.
                                              Stimson  Company,   a  private  real
                                              estate   investment    company.   In
                                              addition,  Mr.  Bayley  has  been  a
                                              Trustee  of  AIM  Funds  since  1998
                                              (now  AIM/INVESCO   Funds)  and  its
                                              predecessor  GT Global  Mutual Funds
                                              from 1985.
----------------- -------------- ------------ ------------------------------------- ------------ -------------------
Madelyn B.          Director     Since 1998   Ms.  Smith  received a  Bachelor  of       2       Advisory Board
Smith (73)                                    Arts degree from the  University  of               Member, Marvin
                                              Puget   Sound  in  1970.   Prior  to               and Palmer
                                              retiring,  Ms.  Smith  worked  as an               Associates, Inc.
                                              analyst and  portfolio  manager with
                                              the Frank Russell  Company from 1971
                                              to 1997.
----------------- -------------- ------------ ------------------------------------- ------------ -------------------
Graham S.           Director     Since 1999   Mr. Anderson  received a Bachelor of       2       Director, The
Anderson (71)                                 Arts degree from the  University  of               Commerce Bank
                                              Washington. Mr. Anderson has
                                              served as a director of Tully's
                                              Coffee Co. from 1992 to mid-2002.
                                              From 1987 until 1994, Mr. Anderson
                                              served as the Chairman and Chief
                                              Executive Officer of Pettit-Morry
                                              Co., an insurance broker, and
                                              prior thereto served as President
                                              and Chief Executive Officer of
                                              Pettit-Morry Co. In addition, Mr.
                                              Anderson served as a director of
                                              Marker International, a ski
                                              equipment manufacturer, from 1982
                                              to 1999, director of Commerce Bank
                                              Corporation since 1991, director
                                              of Gray's Harbor Paper Company
                                              from 1992 to 1998 and director of
                                              Acordia Northwest, Inc., the
                                              successor to Pettit-Morry Co.,
                                              until 1998. Mr. Anderson was also
                                              the Chairman of the National
                                              Association of Insurance Brokers
                                              and Alberg Holding Co.
----------------- -------------- ------------ ------------------------------------- ------------ -------------------
Victor E.           Director     Since 2003   Mr.  Parker  received a Bachelor  of       2       Director, First
Parker  (63)                                  Arts    degree     from     Stanford               Mutual
                                              University  and an  MBA  in  finance               Bancshares, Inc.
                                              from  Columbia  University  Graduate
                                              School of  Business.  Mr.  Parker is
                                              currently  the  Chairman  and  Chief
                                              Executive  Officer of Parker,  Smith
                                              &   Feek,    Inc.,    an   insurance
                                              brokerage,  and has been  with  such
                                              firm since 1971.  In  addition,  Mr.
                                              Parker   serves  as  a  Director  of
                                              First Mutual  Bancshares,  Inc. and
                                              as a Trustee   of   Western
                                              Washington University Foundation.
----------------- -------------- ------------ ------------------------------------- ------------ -------------------

*     Each director serves for an indefinite term.




                                      -21-

OFFICERS OF CORPORATION

----------------------- ----------------------------- ------------------ --------------------------------------------
     NAME AND AGE            POSITION WITH THE         TERM OF OFFICE*          PRINCIPAL OCCUPATIONS DURING
                                                        AND LENGTH OF
                                CORPORATION              TIME SERVED                    PAST 5 YEARS
----------------------- ----------------------------- ------------------ --------------------------------------------
J. Kevin                President and Director  of     President         Mr.  Callaghan  received a Bachelor of Arts
Callaghan (47)          Corporation                    Since 2004        degree in  economics  and finance  from the
                                                                         University of Puget Sound in 1981. Mr. Callaghan
                                                                         has been with the Adviser since 1983
                                                                         as a portfolio manager and is currently
                                                                         the Adviser's Chairman of the Board.
----------------------- ----------------------------- ------------------ --------------------------------------------
Lisa P. Guzman (50)     Treasurer and Secretary          Since 1998      Ms. Guzman  graduated  with honors from the
                        of the Corporation                               University  of  Washington  in 1977  with a
                                                                         Bachelor   of  Arts  degree  and  from  the

                                                                         University of Puget Sound in 1983 with a
                                                                         Master's of Business Administration. Prior to
                                                                         joining the Adviser in 1990, Ms. Guzman worked
                                                                         for 12 years at PACCAR, Inc., the last four
                                                                         years as cash manager of its finance
                                                                         subsidiary. Ms. Guzman is the Chief Operating
                                                                         Officer and a Director of the Adviser.
----------------------- ----------------------------- ------------------ --------------------------------------------


---------------

*     Each officer serves for an indefinite term.


         The address for all listed persons is Badgley, Phelps and Bell, Inc., 1420 Fifth Avenue, Seattle, Washington, 98101.

         The Board of Directors has a standing Audit Committee. The Audit Committee is responsible for monitoring the integrity of the Corporation's financial reporting process and internal control systems, monitoring the independence and performance of the Corporation's independent auditors, monitoring the overall performance of the Corporation's fund accounting agent and providing an avenue of communication among the independent auditors, the fund accounting agent and the Board of Directors. The members of the Audit Committee are Mr. Anderson (Chairman), Mr. Bayley, Ms. Smith and Mr. Parker, none of whom is deemed an "interested person," as defined in the 1940 Act.

         As of August 31, 2004, officers and directors of the Corporation beneficially owned 5.53% of the Badgley Growth Fund's then outstanding shares and 1.89% of the Badgley Balanced Fund's then outstanding shares. Directors and officers of the Corporation who are also officers, directors, employees or shareholders of the Adviser do not receive any compensation from any of the Funds for serving as directors or officers.



         The following table sets forth dollar ranges of securities beneficially owned by each Director as of December 31, 2003.

-------------------------------------- ------------------------ --------------------------- --------------------------
              DIRECTOR                 Dollar Range of Equity     Dollar Range of Equity     Aggregate Dollar Range
                                                                                             of Equity Securities in
                                             Securities                                       all Funds Overseen by
                                                in the              Securities in the          the Director in the
                                         BADGLEY GROWTH FUND      BADGLEY BALANCED FUND      Badgley FAMILY OF FUNDS
-------------------------------------- ------------------------ --------------------------- --------------------------
INDEPENDENT DIRECTORS
-------------------------------------- ------------------------ --------------------------- --------------------------
Frank S. Bayley                             Over $100,000                  None                   Over $100,000
-------------------------------------- ------------------------ --------------------------- --------------------------
Madelyn B. Smith                          $10,001 - $50,000                None                 $10,001 - $50,000
-------------------------------------- ------------------------ --------------------------- --------------------------
Graham S. Anderson                        $10,001 - $50,000         $10,001 - $50,000           $10,001 - $50,000
-------------------------------------- ------------------------ --------------------------- --------------------------
Victor E. Parker(2)                             None                       None                       None
-------------------------------------- ------------------------ --------------------------- --------------------------
INTERESTED DIRECTORS
-------------------------------------- ------------------------ --------------------------- --------------------------
J. Kevin Callaghan                          Over $100,000             Over $100,000               Over $100,000
-------------------------------------- ------------------------ --------------------------- --------------------------
Steven C. Phelps                            Over $100,000             Over $100,000               Over $100,000
-------------------------------------- ------------------------ --------------------------- --------------------------

         The following table provides information relating to compensation paid to Directors of the Corporation for their services as such for the fiscal year ended May 31, 2004:


      Name                        Cash Compensation (1)          Other Compensation                 Total
J. Kevin Callaghan                        $    0                        $0                          $    0
Steven C. Phelps                          $    0                        $0                          $    0
Frank S. Bayley                           $4,500                        $0                          $4,500
Madelyn B. Smith                          $5,500                        $0                          $5,500
Graham S. Anderson                        $5,500                        $0                          $5,500
Victor E. Parker(2)                       $2,000                        $0                          $2,000
                                          ------                        --                          ------
All directors as a group                  $17,500                       $0                          $17,500
                                          =======                       ==                          =======
(5 persons)
--------------------

(1) Each Director who is not deemed an "interested person" as defined in the 1940 Act ("Independent Director"), received compensation for attending
     Board of Directors meetings and for serving on the Audit Committee plus reasonable expenses incurred in connection therewith. For Board of Directors meetings Independent Directors received $1,000 for each meeting held. The Board held four meetings during fiscal 2004 (two in 2003 and two in 2004). In addition, each Independent Director serves on the Audit
     Committee and receives a fee of $1,000 per annum.

(2) Mr. Parker did not serve as a Director of the Corporation until October 29, 2003.


                             PRINCIPAL SHAREHOLDERS

         As of August 31, 2004, the following persons owned of record or are known by the Corporation to own of record or beneficially 5% or more of the outstanding shares of each Fund:

                     NAME AND ADDRESS                     FUND            NO. SHARES        PERCENTAGE
                     ----------------                     ----            ----------        ----------
        Charles Schwab & Co.                             Growth            520,126            32.27%
        Special Custody Account for the
        Exclusive Benefit of Customers                  Balanced           683,903            23.13%
        101 Montgomery Street
        San Francisco, CA  94104-4122

        Wilmington Trust Co. Custody                    Balanced           203,547             6.88%
        FBO PacMed Clinics Pension Plan
        c/o Mutual Funds
        P.O. Box 8880
        Wilmington, DE 19899-8880

        Watrust & Co.                                   Balanced           178,383             6.03%
        c/o Marshall & Ilsley Trust Co.
        1000 N. Water Street, Floor 14
        Milwaukee, WI 53202-6648


         Based on the foregoing, the Corporation is not aware of any controlling person beneficially owning 25% or more of a Fund's voting securities.

                                 CODE OF ETHICS

         The Corporation and the Adviser have adopted an Amended and Restated Code of Ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act which governs the personal trading activities of all "Access Persons." Access Persons generally include all directors and officers of the Corporation and the Adviser, as well as certain employees and control persons of the Corporation and the Adviser who have access to information regarding the purchase or sale of securities by the Corporation. The Code of Ethics is based upon the principle that Access Persons have a fiduciary duty to place the interests of Fund shareholders above their own.

         The Code of Ethics permits Access Persons to buy or sell securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain exceptions. The Code of Ethics requires all Access Persons to complete quarterly transaction reports, acknowledge receipt of the Code of Ethics and certify annually that they have complied with the Code of Ethics. All Access Persons who are not disinterested directors of the Corporation have additional reporting requirements. The Code of Ethics requires Access Persons (other than Access Persons who are disinterested directors of the Corporation) to preclear most securities transactions. The Code of Ethics also places other limitations on the acquisition of securities by Access Persons (other than Access Persons who are disinterested directors of the Corporation), including a ban on acquiring securities in an initial public offering, restrictions on the purchase of private placement securities and a prohibition from profiting on short-term trading in securities.

         In addition, the Corporation has adopted a separate Code of Ethics, in compliance with the Sarbanes-Oxley Act, which governs principal officers of the Corporation and deals with conflicts of interest between such officers and the Corporation.

                          ANTI-MONEY LAUNDERING PROGRAM

         The Corporation has adopted an Amended and Restated Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). The Program provides for the development of internal procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

         Procedures to implement the Program include, but are not limited to, determining that the Corporation's Distributor and transfer agent have established proper anti-money laundering programs and procedures, reporting suspicious and/or fraudulent activity and a review of all new opening account applications. The Corporation's transfer agent will perform certain functions with respect to anti-money laundering compliance. The Corporation will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act or whose name or country of origin appears on lists maintained by the U.S. Treasury Department or other governmental authorities. The Corporation's obligations under the Program and anti-money laundering laws and regulations could require certain actions which would impact a shareholder's ability to access funds invested in a Fund and/or reporting to governmental authorities.

                                  PROXY VOTING

         The Adviser votes proxies for the Funds and has adopted procedures for voting proxies, including procedures adopted by the Adviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Funds, its shareholders, the Adviser, the Adviser's employees or the Adviser's other clients.

         Proxy votes cast on behalf of the Funds shall be cast by the Adviser with the goals of maximizing the long-term performance and conduct of the portfolio companies and, thereby, maximizing the long-term value of the Funds and the investments of the Funds' shareholders (Proxy Goals). The Adviser has established a Proxy Committee of investment professionals to vote proxies in accordance with Proxy Goals. To meet these Proxy Goals and to assist in minimizing conflicts of interest between the interests of the Funds' shareholders' and the interests of the Proxy Committee, its members or the Adviser, the Adviser has established the following guiding principles to assist in analyzing each proxy issue and in providing a framework for decision-making in even complex instances:

         1. promote accountability of a company's management and its board of directors to its shareholders;

         2.    align the interests of management with those of the shareholders;
               and,

         3.    increase disclosure of a company's business and operations.

         The guiding principles and voting principles (discussed below) recognize that a company's management is entrusted with the day-to-day operations of the company as well as the longer term strategic planning, both subject to oversight by the company's board of directors. The guidelines also recognize that the company's shareholders must exercise ultimate oversight over how management and the directors are performing and how the shareholders' rights and ownership interest are protected and enhanced.

         It is anticipated that the Proxy Committee may evaluate proxy issues using information from diverse sources, including the Adviser's portfolio managers and research analysts, portfolio company management, shareholder groups, and independent sources. To further promote both the Proxy Goals and these guiding principles, the Adviser has established voting principles for certain matters likely to come to a vote. Periodically the Adviser shall review these guiding principles and voting principles to determine whether they serve the interests of the Funds' shareholders by meeting the Proxy Goals. Periodically the Proxy Committee may want to consult with the Board of Directors or the Audit Committee on unusual proxy issues. The Proxy Voting Policies and Procedures and the voting record are available without charge, upon request, by calling 1-877-BADGLEY or by e-mail at ProxyVotes@badgleyfunds.com.

                               INVESTMENT ADVISER

         Badgley, Phelps and Bell, Inc. (the "Adviser") is the investment adviser to the Funds. The Adviser is controlled by several of its officers and directors.

The investment advisory agreement between the Corporation and the Adviser dated as of June 23, 1998 (the "Advisory Agreement") has an initial term of two years and thereafter is required to be approved annually by the Board of Directors of the Corporation or by vote of a majority of each of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Corporation's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved by the Board of Directors, including a majority of the disinterested directors on June 23, 1998 and by the initial shareholders of each Fund on June 23, 1998 and was last approved by the Board of Directors, including a majority of the disinterested directors, on July 21, 2004. In connection with such review, the Board of Directors reviewed a memorandum prepared by the Corporation's counsel regarding the duties of the Board of Directors with respect to its annual approval of the Advisory Agreement. The Board of Directors then considered a number of factors, including the following: (i) the nature and extent of services to be provided by the Adviser, (ii) the Adviser's prior performance, (iii) the level of fees, costs and expense ratios, (iv) possible economies of scale to be attained by the Adviser due to growth in Corporation assets, and (v) the control of the Corporation's operating expenses through expense cap agreements. In its deliberations, the Board did not identify any particular information that was all important or controlling. The Board of Directors evaluated all information presented to it and determined that the compensation paid to the Adviser under the Advisory Agreement was fair and reasonable in light of the services to be performed and such other matters as the Board (and each director) considered relevant in the exercise of its (or such directors) reasonable judgment. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Corporation, by vote of a majority of each of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

         Under the terms of the Advisory Agreement, the Adviser manages the Funds' investments and business affairs, subject to the supervision of the Corporation's Board of Directors. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Funds. As compensation for its services, the Badgley Growth Fund pays the Adviser an annual management fee of 1.00% of its average daily net assets, and the Badgley Balanced Fund pays the Adviser an annual management fee of 0.90% of its average daily net assets. The advisory fee is accrued daily and paid monthly.

         Since inception in June 1998, the Adviser has waived its management fee and reimbursed the Funds' other expenses so that the Badgley Growth Fund's total operating expenses (on an annual basis) did not exceed 1.50% of its average daily net assets and that the Badgley Balanced Fund's total operating expenses (on an annual basis) did not exceed 1.30% of its average daily net assets. The Adviser has contractually agreed that until September 30, 2005, the Adviser will continue to waive its management fee and/or reimburse the Funds' operating expenses to the extent necessary to ensure that (i) the total operating expenses (on an annual basis) for the Badgley Growth Fund do not exceed 1.50% of average daily net assets, and (ii) the total operating expenses (on an annual basis) for the Badgley Balanced Fund do not exceed 1.30% of the average daily net assets. After such date, the Adviser may from time to time voluntarily waive all or a portion of its fee and/or absorb expenses for the Funds. Any waiver of fees or absorption of expenses will be made on a monthly basis and, with respect to the latter, will be paid to the Funds by reduction of the Adviser's fee. Any such waiver/absorption is subject to later adjustment during the term of the Advisory Agreement to allow the Adviser to recoup amounts waived/absorbed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that, the Adviser shall only be entitled to recoup such amounts for a maximum period of three years from the date such amount was waived or reimbursed. The following table sets forth information regarding the fees incurred, waived and paid by the Funds for the past three fiscal years:

                                 MANAGEMENT FEES

                                               Balanced Fund                              Growth Fund
                                 ---------------------------------------- -----------------------------------------
                                                               Year Ended
                                   Year Ended    Year Ended     May 31,     Year Ended    Year Ended    Year Ended
                                  May 31, 2004  May 31, 2003     2002      May 31, 2004  May 31, 2003  May 31, 2002
                                  ------------  ------------     ----      ------------  ------------  ------------

Gross Management Fees             $274,081      $250,469       $263,860      $171,242       $159,305       $175,775

Management Fees and
Other Expenses Waived             $170,562      $145,963       $123,485      $172,985       $148,381       $127,555
                                  --------      --------       --------      --------       --------       --------




Net Management Fees Paid /
   (Amount in excess of
   management fees waived for
   other Fund expenses)           $103,519       $104,506       $140,375     $-1,743        $10,924       $48,220
                                  ========       ========       ========     =======        =======       =======

         For more information on the Adviser, see the Adviser's website at www.badgley.com. Information contained in the Adviser's website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                         FUND TRANSACTIONS AND BROKERAGE

         Under the Advisory Agreement, the Adviser, in its capacity as portfolio manager, is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage business. The Adviser seeks to obtain the best execution at the best security price available with respect to each transaction. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. While the Adviser seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest available commission. Brokerage will not be allocated based on the sale of a Fund's shares.

         The Adviser has adopted procedures that provide generally for the Adviser to seek to batch orders for the purchase or sale of the same security for the Funds and other advisory accounts (collectively, "accounts"). The Adviser will batch orders when it deems it to be appropriate and in the best interest of the accounts. When a batched order is filled in its entirety, each participating account will participate at the average share price for the batched order on the same business day, and transaction costs will be shared pro rata based on each account's participation in the batched order. When a batched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each account participating in the batched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the batched order on the same business day. With respect to that portion of the order not filled, the Adviser will reevaluate whether to place another order and on what terms for the same securities or whether an order should be placed for different securities.

         Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In selecting brokers or dealers, the Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Funds. The Adviser believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. Such higher commissions will not be paid by the Funds unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts, including the Funds, as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (c) in the opinion of the Adviser, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term.

         The aggregate amount of brokerage commissions paid by the Funds for each of the last three fiscal years is as follows:

                                Year Ended         Year Ended        Year Ended
                               May 31, 2004       May 31, 2003      May 31, 2002
         Balanced Fund        $      16,939      $      16,650     $      13,805
         Growth Fund          $      24,912      $      17,645     $      19,076


         For the year ended May 31, 2004, the Funds did not pay brokerage commissions with respect to transactions for which research services were provided. During the year ended May 31, 2004, the Funds did not acquire any stock of their regular brokers or dealers.

         The Adviser places portfolio transactions for other advisory accounts managed by the Adviser. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Funds. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

                                    CUSTODIAN

         As custodian of the Funds' assets, U.S. Bank, N.A. ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, has custody of all securities and cash of each Fund, delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Corporation.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as transfer agent and dividend-disbursing agent for the Funds. U.S. Bancorp is compensated based on an annual fee per open account of $15 subject to a minimum annual fee of $17,250 per Fund plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. U.S. Bancorp also receives an annual fee per closed account of $3.

         From time to time, the Corporation, on behalf of the Funds, directly or indirectly through arrangements with the Adviser, the Distributor (as defined below) or U.S. Bancorp, may pay amounts to third parties that provide transfer agent type services and other administrative services relating to the Funds to persons who beneficially have interests in a Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Funds, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Funds and related services as Funds or beneficial owners may reasonably request. In such cases, the Funds will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Funds are currently paying U.S. Bancorp for providing these services to the Funds' shareholders (i.e., $15 per account plus expenses).

                                  ADMINISTRATOR

         Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each as amended through October 1, 2003, U.S. Bancorp also performs accounting and certain compliance and tax reporting functions for the Corporation. For these services, U.S. Bancorp receives from the Corporation out-of-pocket expenses plus the following aggregate annual fees, computed daily and payable monthly, based on each Fund's aggregate average net assets:

                          ADMINISTRATIVE SERVICES FEES

           First $200 million of average net assets          .08 of 1%*
           Next $500 million of average net assets           .07 of 1%
           Average net assets in excess of $700 million      .04 of 1%

---------------

* Subject to a minimum fee of $31,000 for the Growth Fund and $31,500 for the Balanced Fund.

                            ACCOUNTING SERVICES FEES

                                                              BADGLEY           BADGLEY
                                                            GROWTH FUND      BALANCED FUND
           First $40 million of average net assets           $24,250            $25,750
           Next $200 million of average net assets           .01 of 1%          .015 of 1%
           Average net assets in excess of $240 million      .01 of 1%          .01 of 1%

         The following table shows amounts paid to U.S. Bancorp for each of the last three fiscal years under the Fund Administration Servicing Agreement and Fund Accounting Servicing Agreement:



                                              U.S. BANCORP ADMINISTRATION AND ACCOUNTING FEES

                                        Badgley Balanced Fund                   Badgley Growth Fund
                              -------------------------------------   ------------------------------------
                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                 May 31,      May 31,      May 31,      May 31,      May 31,      May 31,
                                  2004         2003         2002         2004         2003         2002
                              ---------     ----------   ----------   ----------   ----------   ----------

        Administration Fees    $32,248       $30,517       $30,022       $32,121       $30,230       $30,194

        Accounting Fees        $30,041       $27,473       $28,292       $24,430       $23,340       $23,719



                      DISTRIBUTOR AND PLAN OF DISTRIBUTION

DISTRIBUTOR

         Under a distribution agreement dated June 23, 1998 (the "Distribution Agreement"), Rafferty Capital Markets, LLC (the "Distributor"), 59 Hilton Avenue, Suite 101, Garden City, New York 11530, acts as principal distributor of the Funds' shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds' shares, which shares are offered for sale by the Funds continuously at net asset value per share without the imposition of a sales charge. Pursuant to the terms of the Distribution Agreement, the Distributor receives from the Corporation out-of-pocket expenses plus an annual fee equal to the greater of (i) $18,000 or (ii) .01% of each Fund's net assets, computed daily and payable monthly. All or a portion of the distribution and shareholder servicing fee may be used by the Distributor to pay such expenses under the distribution and shareholder servicing plan discussed below.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

         The Corporation, on behalf of the Funds, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). In July 2004, the Board of Directors approved an amendment to the 12b-1 Plan which converted the 12b-1 Plan from a "compensation" plan to a "reimbursement" plan. Pursuant to the 12b-1 plan, the Corporation is authorized to pay the Distributor, in its capacity as the principal distributor of Fund shares, or any Recipient (as defined below), a distribution and shareholder servicing fee of up to 0.25% per annum of each Fund's average daily net assets. Under the terms of the 12b-1 Plan, the Corporation or the Distributor may pay all or a portion of this fee to any securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement (the "Related Agreement"). The plan, as amended in July 2004, is a "reimbursement" plan, which means that the fees paid by each Fund are intended as reimbursement for services rendered up to the maximum allowable fee. If more money for services rendered is due than is immediately payable because of the expense limitation under the 12b-1 Plan, the unpaid amount is in effect until such time as it may be paid. No interest, carrying or other forward charge will be borne by the Funds with respect to unpaid amounts carried forward. The 12b-1 Plan has the effect of increasing the Fund's expenses from what they would otherwise be. The Board of Directors reviews each Fund's distribution and shareholder servicing fee payments in connection with their determination as to the continuance of the 12b-1 Plan.

         From time to time, the Distributor or Recipients may engage in activities which jointly promote the sale of shares of both Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution expenses attributable to such joint distribution activities will be allocated among the Funds on the basis of their respective net assets, although the Board of Directors may allocate such expenses in any other manner it deems fair and equitable.

         The 12b-1 Plan, including a form of the Related Agreement, has been unanimously approved by a majority of the Board of Directors of the Corporation, and of the members of the Board who are not "interested persons" of the Corporation as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any related agreements (the "Disinterested Directors") voting separately. The 12b-1 Plan, and any Related Agreement which is entered into, will continue in effect from year to year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Corporation's Board of Directors and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan or the Related Agreement, as applicable. In addition, the 12b-1 Plan and any Related Agreement may be terminated with respect to either or both Funds at any time, without penalty, by vote of a majority of the outstanding voting securities of the applicable Fund, or by vote of a majority of Disinterested Directors (on not more than 60 days' written notice in the case of the Related Agreement only). Payment of the distribution and shareholder servicing fee is to be made monthly. The Distributor will provide reports to the Board of Directors of the Corporation of all recipients of payments made (and the purposes for which amounts were paid) pursuant to the 12b-1 Plan.

INTERESTS OF CERTAIN PERSONS

         With the exception of the Adviser, in its capacity as the Funds' investment adviser, and the Distributor, in its capacity as principal underwriter of Fund shares, no "interested person" of the Funds, as defined in the 1940 Act, and no director of the Corporation who is not an "interested person" has or had a direct or indirect financial interest in the 12b-1 Plan or any Related Agreement.

ANTICIPATED BENEFITS TO THE FUNDS

         The Board of Directors considered various factors in connection with its decision to amend and approve the continuance of the 12b-1 Plan, including:
(a) the nature and causes of the circumstances which make continuation of the 12b-1 Plan necessary and appropriate; (b) the way in which the 12b-1 Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the merits of possible alternative plans or pricing structures; (e) the relationship of the 12b-1 Plan to other distribution efforts of the Funds; and (f) the possible benefits of the 12b-1 Plan to any other person relative to those of the Funds.

         Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Directors determined, in the exercise of its business judgment, that the 12b-1 Plan was reasonably likely to benefit the Funds and their respective shareholders in at least one or several potential ways. Specifically, the Board concluded that the Distributor and any Recipients operating under Related Agreements would have little or no incentive to incur promotional expenses on behalf of a Fund if a 12b-1 Plan were not in place to reimburse them, thus making the adoption of such 12b-1 Plan important to the initial success and thereafter, continued viability of the Funds. In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders. Finally, the continuation of the 12b-1 Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Fund shares, which should result in certain economies of scale.

         While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution and shareholder servicing expenses of the Funds, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the 12b-1 Plan.

AMOUNTS INCURRED UNDER THE PLAN

         For the year ended May 31, 2004 pursuant to the terms of the 12b-1 Plan, the Badgley Growth Fund expensed $42,811, representing 0.25% per annum of its average daily net assets. Of this amount, $16,268 was spent on advertising, $856 on printing and mailing prospectuses to other than current shareholders and $20,121 was spent on compensation to broker-dealers. The Distributor received $5,566 of the amounts incurred under the 12b-1 Plan with respect to the Badgley Growth Fund. For the same period, pursuant to the terms of the 12b-1 Plan, the Badgley Balanced Fund expensed $76,134, representing 0.25% per annum of its average daily net assets. Of this amount, $38,828 was spent on advertising, $761 on printing and mailing to other than current shareholders and $23,602 was spent on compensation to broker-dealers. The Distributor received $12,943 of the amounts incurred under the 12b-1 Plan with respect to the Badgley Balanced Fund.

         For the year ended May 31, 2003 pursuant to the terms of the 12b-1 Plan, the Badgley Growth Fund expensed $39,826, representing 0.25% per annum of its average daily net assets. Of this amount, $13,557 was spent on advertising, $9,088 on printing and mailing prospectuses to other than current shareholders and $13,374 was spent on compensation to broker-dealers. The Distributor received $3,807 of the amounts incurred under the 12b-1 Plan with respect to the Badgley Growth Fund. For the same period, pursuant to the terms of the 12b-1 Plan, the Badgley Balanced Fund expensed $69,574, representing 0.25% per annum of its average daily net assets. Of this amount, $17,366 was spent on advertising, $8,710 on printing and mailing to other than current shareholders and $33,027 was spent on compensation to broker-dealers. The Distributor received $10,471 of the amounts incurred under the 12b-1 Plan with respect to the Badgley Balanced Fund.

              PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF SHARES

FINANCIAL INTERMEDIARIES

         If you purchase or redeem shares of a Fund through a financial intermediary (such as a broker-dealer), certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of a Fund and may vary among intermediaries. You should consult your financial intermediary for more information regarding these matters. Refer to "Transfer Agent and Dividend-Disbursing Agent" for information regarding certain fees paid by the Corporation to financial intermediaries. In addition, financial intermediaries may receive compensation pursuant to the 12b-1 Plan under a Related Agreement and may receive additional compensation in excess of such amounts from the Adviser. Certain financial intermediaries may charge you an advisory, transaction or other fee for their services. You will not be charged for such fees if you purchase or redeem your Fund shares directly from a Fund without the intervention of a financial intermediary.

AUTOMATIC INVESTMENT PLAN

         The Automatic Investment Plan ("AIP") allows you to make regular systematic investments in one or more of the Funds from your bank checking or NOW account. The minimum initial investment for investors using the AIP is $1,000 with a monthly minimum investment of $100. To establish the AIP, complete the appropriate section in the shareholder application. Under certain circumstances (such as discontinuation of the AIP before a Fund's minimum initial investment is reached), the Corporation reserves the right to close the investor's account. Prior to closing any account for failure to reach the minimum initial investment, the Corporation will give the investor written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Corporation has the right to close an investor's account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

         Under the AIP, you may choose to make monthly investments on the days of your choosing (or the next business day thereafter) from your financial institution in amounts of $100 or more. There is no service fee for participating in the AIP. However, a service fee of $25 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Corporation in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking or NOW account. You can set up the AIP with any financial institution that is a member of ACH.

         The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

INDIVIDUAL RETIREMENT ACCOUNTS

         In addition to purchasing Fund shares as described in the Prospectus under "How to Purchase Shares," individuals may establish their own tax-sheltered IRAs. The Funds offer two types of IRAs, including the Traditional IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

         TRADITIONAL IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the investor is an "active participant" in an employer-sponsored retirement plan and the investor's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the investor's own contributions for which the investor did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the investor attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

         ROTH IRA. In a Roth IRA (sometimes known as the American Dream IRA), amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the investor has held the IRA for certain minimum periods of time (generally, 5 years and attaining until age 59-1/2). Investors whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the investor's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the investor. Following the death of the investor, certain minimum distribution rules apply.

         For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $3,000 (in 2002 through 2004) or 100% of the investor's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contributions under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

         SIMPLIFIED EMPLOYEE PENSION PLAN. A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 25% of compensation (disregarding for this purpose compensation in excess of $200,000 per year). The $200,000 compensation limit is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements. The maximum contribution to any single participant's SEP-IRA is $40,000 per year. The $40,000 limit is adjusted periodically for cost of living increases.

         SIMPLE IRA. An IRA may also be used in connection with a SIMPLE Plan established by the investor's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the investor may elect to have his or her employer make salary reduction contributions of up to $7,000 per year to the SIMPLE IRA. The $7,000 limit is adjusted incrementally to $10,000 by 2005 and increased periodically for cost of living increases after 2003. In addition, the employer will contribute certain amounts to the investor's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth
IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

         Under current IRS regulations, all IRA applicants must be furnished a disclosure statement containing information specified by the IRS. Applicants generally have the right to revoke their account within seven days after receiving the disclosure statement and obtain a full refund of their contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The Custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

SYSTEMATIC  WITHDRAWAL PLAN

         You may set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $10,000 in your account and withdraw at least $100 per payment. To establish the systematic withdrawal plan ("SWP"), you must complete the appropriate section in the shareholder application. Redemptions will take place on a monthly, quarterly, semi-annual or annual basis (or the following business day) as indicated on your shareholder application. You may vary the amount or frequency of withdrawal payments or temporarily discontinue them by calling 1-877-BADGLEY (1-877-223-4539). Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the SWP will be terminated.

EXCHANGE PRIVILEGE

FUND TO FUND EXCHANGE. You may exchange your shares in a Fund for shares in any other Fund of the Corporation at any time by written request or by telephone exchange if you have authorized this privilege in the shareholder application. Exchange requests are available for exchanges of $1,000 or more. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange. No sales charge is imposed on exchanges between Funds; however, a $5 service fee will be charged for each telephone exchange request (no charge is imposed with respect to written exchange requests). Exchange requests should be directed to the following address:

               BY MAIL                          IN PERSON OR BY OVERNIGHT MAIL

        U.S. Bancorp Fund Services, LLC         U.S. Bancorp Fund Services, LLC
        P.O. Box 701                            Third Floor
        Milwaukee, Wisconsin 53201-0701         615 East Michigan Street
                                                Milwaukee, Wisconsin 53202

To effect a telephone exchange, you may call 1-877-BADGLEY (1-877-223-4539). Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that such exchanges are not disadvantageous to the Funds or their investors. The Corporation reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect. The exchange privilege is only available in states where the securities are registered.

         Money Market Exchange. As a service to our shareholders, the Corporation has established a program whereby our shareholders can exchange shares of any one of the Funds for shares of the First American Money Market Funds (the "First American Funds"). Exchange requests are available for exchanges of $1,000 or more. The First American Funds are no-load money market funds managed by an affiliate of U.S. Bancorp. The First American Funds are unrelated to the Corporation or any of the Funds. However, the Distributor may be compensated by the First American Funds for servicing and related services provided in connection with exchanges made by shareholders of the Funds. This exchange privilege is a convenient way to buy shares in money market funds in order to respond to changes in your goals or in market conditions. Before exchanging into the First American Funds, please read the applicable prospectus, which may be obtained by calling 1-877-BADGLEY (1-877-223-4539). As noted above, there is no charge for written exchange requests. U.S. Bancorp will, however, charge a $5.00 fee for each exchange transaction that is executed via the telephone.

         An exchange from one Fund to another, including the First American Funds, is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

PRICING OF SHARES

         Shares of the Funds are sold on a continual basis at the net asset value per share next computed following receipt of an order in proper form by a dealer, the Distributor or U.S. Bancorp, the Funds' transfer agent.

         The net asset value per share is determined as of the close of trading (generally 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange (the "NYSE") is open for business. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. The net asset value is calculated by taking the value of a Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

         In determining the net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded and securities primarily traded on the NASDAQ Stock Markets Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price, however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Fixed income securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of fixed income securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. The Board of Directors may approve the use of pricing services to assist the Funds in the determination of net asset value. Fixed income securities having remaining maturities of 60 days or less when purchased are generally valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, amortization of any discount or premium is assumed each day. If reliable current market values are not readily available for any security (or the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Corporation. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors to fair value a Fund's securities authorize an Adviser pricing committee to value each Fund's securities when market quotations are not readily available. The determinations of the pricing committee will be reviewed by the Board of Directors of the Funds at the regularly scheduled quarterly meetings of the Board.

                              TAXATION OF THE FUNDS

         Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Code, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event a Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable to the shareholder and non-deductible by the Fund. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, 1300 SW Fifth Avenue, Suite 3100, Portland, Oregon 97201, independent auditors for the Funds, audits and reports on the Funds' financial statements.

                              FINANCIAL STATEMENTS

         The following items one through seven which comprise the audited financial statements of each of the Funds are incorporated herein by reference to the Funds' Annual Report for the year ended May 31, 2004, as filed with the Securities and Exchange Commission in August 2004:

         1.    Report of Independent Registered Public Accounting Firm.

         2.    Schedules of Investments as of May 31, 2004.

         3.    Statements of Assets and Liabilities as of May 31, 2004.

         4.    Statements of Operations for the year ended May 31, 2004.

         5. Statements of Changes in Net Assets for the years ended May 31, 2004 and May 31, 2003.

         6. Financial Highlights for the years ended May 31, 2004, May 31, 2003, May 31, 2002, May 31, 2001 and May 31, 2000.

         7.    Notes to the Financial Statements.

                                    APPENDIX

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

         A Standard & Poor's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium term notes are assigned long-term ratings.

         Short term credit ratings:

        A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

        D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         See www.standardandpoors.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                           MOODY'S PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated `Prime-1' (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o    Leading market positions in well-established industries.

               o    High rates of return on funds employed.

               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated `Prime-2' (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated `Prime-3' (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME      Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating. See www.moodys.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                  FITCH INTERNATIONAL SHORT-TERM CREDIT RATINGS

         Fitch Ratings covers the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these long-term and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

         International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

         The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F-1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F-2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F-3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

         B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

         C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D          DEFAULT.  Denotes actual or imminent payment default.

         NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than `F1'.

         'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

         'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving. See www.fitchratings.com for more information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                                LONG-TERM RATINGS

                STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

         A Standard & Poor's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium term notes are assigned long-term ratings.

         Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

         AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated `BB', `B', `CCC, `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



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         BB           An obligation rated `BB' is less vulnerable to nonpayment
                      than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R. This indicates that no rating has been requested, that there is insufficient information on which to bas a rating , or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         See www.standardandpoors.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                            MOODY'S LONG-TERM RATINGS

         Aaa Bonds and preferred stock which are rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds and preferred stock which are rated `Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

         A Bonds and preferred stock which are rated `A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds and preferred stock which are rated `Baa' are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds and preferred stock which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds and preferred stock which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds and preferred stock which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds and preferred stock which are rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds and preferred stock which are rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

         (1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

         (2)   Notes allowing for negative coupons, or negative principal.

         (3) Notes containing any provision which could obligate the investor to make any additional payments.

         Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. See www.moodys.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                  FITCH INTERNATIONAL LONG-TERM CREDIT RATINGS

         Fitch Ratings covers the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these long-term and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

         International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

         The following ratings scale applies to foreign currency and local currency ratings.

                                INVESTMENT GRADE

          AAA HIGHEST CREDIT QUALITY. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA VERY HIGH CREDIT QUALITY. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A HIGH CREDIT QUALITY. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB GOOD CREDIT QUALITY. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                                SPECULATIVE GRADE

          BB SPECULATIVE. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

          B HIGHLY SPECULATIVE. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.





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


          CCC,          CC, C HIGH DEFAULT RISK. Default is a real possibility.
                        Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

          DDD,          DEFAULT.  The ratings of  obligations  in this  category
          DD AND        are based on their  prospects  for achieving partial or
          D             full recovery in a reorganization  or liquidation of the
                        obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential
                        I.E., below 50%.

                        Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.
         See www.fitchratings.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.




















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